                                                                    Exhibit 4(b)
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                           FINGERHUT RECEIVABLES, INC.

                                   Transferor

                             FINGERHUT NATIONAL BANK

                                    Servicer

                                       and

                         THE BANK OF NEW YORK (DELAWARE)

                                     Trustee

                 on behalf of the Series 1998-2 Securityholders

                            SERIES 1998-2 SUPPLEMENT

                         Dated as of _____________, 1998

                                       to

                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT
                           Dated as of March 18, 1998

                        ---------------------------------

                             FINGERHUT MASTER TRUST

                          $337,500,000 __% Asset Backed
                       Securities, Series 1998-2, Class A

                          $51,136,000 __% Asset Backed
                       Securities, Series 1998-2, Class B

                     $61,364,000 Floating Rate Asset Backed
                 Collateralized Trust Obligation, Series 1998-2

                     $61,364,000 0% Asset Backed Securities,
                             Series 1998-2, Class D

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.    Designation....................................................  1

SECTION 2.    Definitions....................................................  1

SECTION 3.    Reassignment Terms............................................. 24

SECTION 4.    Delivery and Payment for the Series 1998-2 Securities.......... 24

SECTION 5.    Form of Delivery of Series 1998-2 Securities; Denominations;
              Depositary..................................................... 25

SECTION 6.    Article IV of Agreement........................................ 27

                                   ARTICLE IV

                          RIGHTS OF SECURITYHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

      SECTION 4.4   Rights of Securityholders................................ 27
      SECTION 4.5   Collections and Allocation; Payments on Exchangeable
                    Transferor Security...................................... 27
      SECTION 4.6   Determination of Interest for the Series 1998-2
                    Securities............................................... 28
      SECTION 4.7   Determination of Principal Amounts....................... 30
      SECTION 4.8   Shared Principal Collections............................. 32
      SECTION 4.9   Application of Funds on Deposit in the Collection
                    Account for the Securities............................... 32
      SECTION 4.10  Coverage of Required Amount for the Series 1998-2
                    Securities............................................... 40
      SECTION 4.11  Payment of Interest on Securities........................ 41
      SECTION 4.12  Payment of Security Principal............................ 42
      SECTION 4.13  Series Charge-Offs....................................... 43
      SECTION 4.14  Redirected Principal Collections for the Series 1998-2
                    Securities............................................... 44
      SECTION 4.15  Determination of LIBOR................................... 46
      SECTION 4.16  Defeasance Funding Account............................... 47
      SECTION 4.17  Defeasance Reserve Account............................... 48

      SECTION 4.18  Defeasance............................................... 50
      SECTION 4.19  Revolving Receivables Reserve Account.................... 50
      SECTION 4.20  CTO Trigger.............................................. 52
      SECTION 4.21  CTO Reserve Account...................................... 52
      SECTION 4.22  Payment Reserve Account.................................. 54
      SECTION 4.23  Constituent Class D Securities........................... 55

SECTION 7.  Article V of the Agreement....................................... 55

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                                 SECURITYHOLDERS

      SECTION 5.1   Distributions............................................ 56
      SECTION 5.2   Securityholders' Statement............................... 58

SECTION 8.    Series 1998-2 Pay Out Events................................... 60

SECTION 9.    Collateralized Trust Obligation Defaults and Remedies.......... 62

SECTION 10.   Series 1998-2 Termination...................................... 63

SECTION 11.   Legends; Transfer and Exchange; Restrictions on Transfer of
              Series 1998-2 Securities; Tax Treatment........................ 63

SECTION 12.   Compliance with Withholding Requirements....................... 67

SECTION 13.   Ratification of Agreement...................................... 67

SECTION 14.   Counterparts................................................... 68

SECTION 15.   GOVERNING LAW.................................................. 68

SECTION 16.   Instructions in Writing........................................ 68

SECTION 17.   Paired Series.................................................. 68

EXHIBITS

Exhibit A-1   Form of Class A Investor Security
Exhibit A-2   Form of Class B Investor Security
Exhibit A-3   Form of CTO Investor Security
Exhibit A-4   Form of Class D Investor Security
Exhibit B     Form of Monthly Securityholder's Statement
Exhibit C     Form of Clearing System Certificate
Exhibit D     Form of Member Organization Certificate
Exhibit E     Form of Regulation S Transfer Certificate
Exhibit F     Form of Rule 144A Transfer Certificate

            SERIES 1998-2 SUPPLEMENT, dated as of ___________, 1998 (this "Series Supplement") by and among FINGERHUT RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FINGERHUT NATIONAL BANK, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, as amended, supplemented or otherwise modified from time to time (the "Agreement"), among the Transferor, the Servicer and the Trustee.

            Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

            Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

            SECTION 1. Designation. There is hereby created a Series to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1998-2 Securities." Series 1998-2 shall consist of four Classes, which shall be designated generally as the % Asset Backed Securities, Series 1998-2, Class A (the "Class A Securities"), the % Asset Backed Securities, Series 1998-2, Class B (the "Class B Securities"), the Floating Rate Asset Backed Collateralized Trust Obligations, Series 1998-2 (the "Collateralized Trust Obligations") and the 0% Asset Backed Securities, Series 1998-2, Class D (the "Class D Securities").

            SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1998-2 Securities. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the

Agreement. Each capitalized term defined herein shall relate only to the Series 1998-2 Securities and no other Series of Securities issued by the Trust.

            "ABC Adjusted Invested Amount" shall mean as of any Business Day the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the CTO Adjusted Invested Amount minus the amount then on deposit in the Defeasance Funding Account.

            "ABC Invested Amount" shall mean as of any Business Day the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

            "Additional Interest" shall mean, at any time of determination, the sum of the Class A Additional Interest, Class B Additional Interest and CTO Additional Interest.

            "Adjusted Invested Amount" shall mean as of any Business Day the Invested Amount minus the sum of the amount then on deposit in the Principal Account and the Series Allocation Percentage of the amount then on deposit in the Excess Funding Account.

            "Amortization Period" shall mean the period commencing on the Amortization Period Commencement Date and continuing until the earlier of (x) the Invested Amount of the Securities being paid in full or (y) the Series 1998-2 Termination Date.

            "Amortization Period Commencement Date" shall mean the earlier of the first day of the August 2002 Monthly Period or the Pay Out Commencement Date.

            "Available Defeasance Reserve Account Amount" shall mean, with respect to any Business Day, the lesser of (a) the amount on deposit in the Defeasance Reserve Account as of such Business Day (before giving effect to any withdrawal made or to be made pursuant to Section 4.17 of the Agreement from the Defeasance Reserve Account on such Transfer Date) and (b) the Required Defeasance Reserve Account Amount for such Transfer Date.

            "Available Series 1998-2 Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

            "Available Series 1998-2 Principal Collections" shall mean, with respect to any Monthly Period or portion thereof commencing on the Amortization Period Commencement Date, an amount equal to the sum of (i) an amount equal to the Fixed/ Floating Percentage on each Business Day during such period of all Principal Collections (less the amount of Redirected Principal Collections) received during such period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 1998-2 Securities pursuant to subsection 4.3(f) of the Agreement with respect to such period , (iii) an amount equal to the sum of the aggregate Series Default Amount with respect to such period and the Series 1998-2 Percentage of any unpaid Adjustment Payments paid pursuant to subsections 4.9(a)(v) and 4.9(a)(vi) of the Agreement with respect to such period and any reimbursements of unreimbursed Series Charge-Offs pursuant to subsections 4.9(a)(vii), (x), (xi) and (xii) of the Agreement with respect to such period plus in each case, amounts applied with respect thereto pursuant to subsections 4.10(a) and (b), 4.14(a), (b) and (c), 4.16(b) and 4.17(b), (c) and
(d) of the Agreement, and (iv) the aggregate Shared Principal Collections allocated to the Series 1998-2 Securities pursuant to Section 4.8 of the Agreement with respect to such period.

            "Base Rate" shall mean, with respect to any Monthly Period, the sum of (i) the weighted average of the Class A Interest Rate, the Class B Interest Rate, the CTO Interest Rate and, if an interest rate is assigned to the Class D Securities pursuant to Section 4.23 of the Agreement, the Class D Interest Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and, following the assignment of an interest rate to the Class D Securities, the Class D Invested Amount or portion thereof with respect to which an interest rate has been assigned, respectively, as of the last day of such Monthly Period) plus (ii) the product of 2.00% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the beginning of the day on the first day of such Monthly Period.

            "Carryover Class A Monthly Interest" shall mean with respect to any Business Day (a) any Class A Monthly Interest Shortfall with respect to the Distribution Date in the then current Monthly Period plus (b) any Class A Additional Interest due on the Distribution Date in the next succeeding Monthly Period.

            "Carryover Class B Monthly Interest" shall mean with respect to any Business Day (a) any Class B Monthly Interest Shortfall with respect to the Distribution Date in the then current Monthly Period plus (b) any Class B Additional

Interest due on the next succeeding Distribution Date in the next succeeding Monthly Period.

            "Carryover CTO Monthly Interest" shall mean with respect to any Business Day (a) any CTO Monthly Interest Shortfall with respect to the Distribution Date in the then current Monthly Period plus (b) any CTO Additional Interest due on the next succeeding Distribution Date in the next succeeding Monthly Period.

            "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

            "Class A Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the amount then on deposit in the Principal Account on such date of determination.

            "Class A Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

            "Class A Controlled Amortization Amount" shall mean $22,500,000.

            "Class A Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class A Controlled Amortization Amount plus any existing Class A Deficit Controlled Amortization Amount determined on the preceding Distribution Date, if any.

            "Class A Deficit Controlled Amortization Amount" shall mean zero on the initial Distribution Date with respect to the Controlled Amortization Period and, on any subsequent Distribution Date, the excess, if any, of (i) the Class A Controlled Distribution Amount over (ii) the Available Series 1998-2 Principal Collections with respect to the related Monthly Period.

            "Class A Expected Final Payment Date" shall mean the November 2003 Distribution Date.

            "Class A Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of

(a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the beginning of such Business Day after giving effect to any deposits to be made to the Principal Account on such Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class A Initial Invested Amount" shall mean $337,500,000.

            "Class A Interest Rate" shall mean ______% per annum.

            "Class A Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that the Class A Invested Amount may not be reduced below zero.

            "Class A Monthly Interest" shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with subsection 4.6(a) of the Agreement.

            "Class A Monthly Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

            "Class A Outstanding Principal Amount" shall mean, with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such Business Day.

            "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

            "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as calculated in accordance with subsection 4.7(a) of the Agreement.

            "Class A Required Amount" shall mean the amount determined by the Servicer for each Business Day equal to the excess, if any, of (x) the sum of
(i) the Class A Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class A Monthly Interest,
(iii) the Class A Percentage of the Monthly Servicing Fee for the then current Monthly Period, (iv) the Class A Percentage of the Series Default Amount, if any, for such Business Day and for any previous Business Day in such Monthly Period and (v) the Class A Percentage of the Series 1998-2 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 1998-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Day and all previous Business Days in such Monthly Period.

            "Class A Securities" shall mean any of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

            "Class A Securityholder" shall mean the Person in whose name a Class A Security is registered in the Security Register.

            "Class A Securityholders' Interest" shall mean the portion of the Series 1998-2 Securityholders' Interest evidenced by the Class A Securities.

            "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

            "Class B Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class B Invested Amount minus the excess, if any, of the amount on deposit in the Principal Account over the Class A Invested Amount on such date of determination.

            "Class B Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

            "Class B Controlled Amortization Amount" shall mean $17,045,333.33.

            "Class B Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class B Controlled Amortization Amount plus any existing Class B Deficit Controlled Amortization Amount determined on the preceding Distribution Date, if any.

            "Class B Deficit Controlled Amortization Amount" shall mean zero on the Class B Principal Payment Commencement Date and, on any subsequent Distribution Date, means the excess, if any, of (i) the Class B Controlled Distribution Amount over (ii) the Available Series 1998-2 Principal Collections with respect to the related Monthly Period.

            "Class B Expected Final Payment Date" shall mean the February 2004 Distribution Date.

            "Class B Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the beginning of such Business Day after giving effect to any deposit to be made to the Principal Account over the Class A Invested Amount on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class B Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class B Initial Invested Amount" shall mean $51,136,000.

            "Class B Interest Rate" shall mean ____% per annum.

            "Class B Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections through and including such Business Day for which neither the Class D Invested Amount nor the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.14(d) of the Agreement, plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(x) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class B Invested Amount may not be reduced below zero.

            "Class B Monthly Interest" shall mean the interest distributable in respect of the Class B Securities as calculated in accordance with subsection 4.6(b) of the Agreement.

            "Class B Monthly Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

            "Class B Outstanding Principal Amount" shall mean, with respect to the Class B Securities, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class B Securityholders on or prior to such Business Day.

            "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

            "Class B Principal" shall mean the principal distributable in respect of the Class B Securities as calculated in accordance with subsection 4.7(b) of the Agreement.

            "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the Distribution Date on which the Class A Invested Amount is paid in full or, if the Class A Invested Amount is paid in full on the Class A Expected Final Payment Date, and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

            "Class B Required Amount" shall mean the amount determined by the Servicer for each Business Day equal to the excess, if any, of (x) the sum of
(i) the Class B Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class B Monthly Interest,
(iii) the Class B Percentage of the Monthly Servicing Fee for the then current Monthly Period, (iv) the Class B Percentage of the Series Default Amount, if any, for such Business Day and for any previous Business Day in such Monthly Period and (v) the Class B Percentage of the Series 1998-2 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 1998-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Day and on all previous Business Days in such Monthly Period.

            "Class B Securities" shall mean any of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

            "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

            "Class B Securityholders' Interest" shall mean the portion of the Series 1998-2 Securityholders' Interest evidenced by the Class B Securities.

            "Class D Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

            "Class D Excess Amounts" shall mean, with respect to any Business Day, the excess of the Class D Invested Amount over the Stated Class D Amount on such Business Day after taking into account all adjustments of the ABC Adjusted Invested Amount on such day.

            "Class D Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the beginning of such Business Day after giving effect to any payments or reductions to be made to pursuant to subsection 4.12(d) of the Agreement and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class D Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "Class D Initial Invested Amount" shall mean $61,364,000.

            "Class D Interest Rate" shall have the meaning specified in subsection 4.23 of the Agreement.

            "Class D Invested Amount" shall mean with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class D Securityholders through and including such Business Day and reductions of the Class D Invested Amount pursuant to subsection 4.12(d), minus (c) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections through and including such Business Day for which the Class D Invested Amount has been reduced pursuant to subsection 4.14(d) of the Agreement, plus (e) the aggregate amount reimbursed with respect to reductions of the Class D Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(xii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class D Invested Amount may not be reduced below zero.

            "Class D Outstanding Principal Amount" shall mean, with respect to the Class D Securities, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class D Securityholders prior to such Business Day.

            "Class D Principal" shall mean the principal distributable in respect of the Class D Security as specified in subsection 4.7(d) of the Agreement.

            "Class D Principal Payment Commencement Date" shall mean the earlier of (a) during the Amortization Period, the first Distribution Date on which the CTO Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-2 Securities remaining after payments have been made to the Collateralized Trust Obligations on such Distribution Date, the Distribution Date following the first Distribution Date on which the CTO Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

            "Class D Securities" shall mean any of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

            "Class D Securityholder" shall mean the Person in whose name a Class D Security is registered in the Security Register.

            "Class D Securityholders' Interest" shall mean the portion of the Series 1998-2 Securityholders' Interest evidenced by the Class D Security.

            "Clearing System Certificate" shall mean a certificate in substantially the form of Exhibit C hereto or such other form of certificate as shall be satisfactory to the Trustee, the Euroclear Operator and Cedel.

            "Closing Date" shall mean ___________, 1998.

            "Collateralized Trust Obligations" shall mean any of the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

            "Controlled Amortization Period" shall mean, with respect to the Series 1998-2 Securities, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Amortization Period Commencement Date and ending upon the earliest to occur of (x) the payment in full to the Series 1998-2 Securityholders of the Invested Amount, and
(y) the Series 1998-2 Termination Date.

            "CTO Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

            "CTO Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current CTO Invested Amount minus the excess, if any, of the amount then on deposit in the Principal Account over the Class A Invested Amount and the Class B Invested Amount on such date of determination.

            "CTO Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

            "CTO Default" shall have the meaning specified in Section 9.

            "CTO Exchange Date" shall mean the 40th day after the later of the commencement of the offering and the Closing Date.

            "CTO Expected Final Payment Date" means the April 2004 Distribution Date.

            "CTO Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of
(a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "CTO Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the CTO Adjusted Invested Amount as of the beginning of such Business Day after giving effect to any deposit to be made to the Principal Account over the Class A Invested Amount and the Class B Invested Amount on such Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

            "CTO Global Security" shall mean a CTO Temporary Regulation S Global Security, a CTO Regulation S Global Security or a CTO Rule 144A Global Security.

            "CTO Initial Invested Amount" shall mean $61,364,000.

            "CTO Interest Rate" shall mean ___% per annum from the Closing Date through and including June 14, 1998 and, with respect to each Interest Accrual Period thereafter, a per annum rate ___% in excess of LIBOR as determined on the related LIBOR Determination Date.

            "CTO Invested Amount" shall mean with respect to any Business Day, an amount equal to (a) the CTO Initial Invested Amount minus (b) the aggregate amount of principal payments made to CTO Securityholders through and including such Business Day, minus (c) the aggregate amount of CTO Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected CTO Principal Collections and Redirected Class B Principal Collections through and including such Business Day for which the Class D Invested Amount has not been reduced pursuant to subsection 4.14(d) of the Agreement, plus (e) the aggregate amount reimbursed with respect to reductions of the CTO Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(xi) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) and 4.14(a) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the CTO Invested Amount may not be reduced below zero.

            "CTO Monthly Interest" shall mean the interest distributable in respect of the Collateralized Trust Obligations as calculated in accordance with subsection 4.6(c) of the Agreement.

            "CTO Monthly Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

            "CTO Outstanding Principal Amount" shall mean, with respect to the Collateralized Trust Obligations when used with respect to any Business Day, an amount equal to (a) the CTO Initial Invested Amount minus (b) the aggregate amount of principal payments made to CTO Securityholders prior to such Business Day.

            "CTO Percentage" shall mean a fraction the numerator of which is the CTO Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

            "CTO Principal" shall mean the principal distributable in respect of the Collateralized Trust Obligations as calculated in accordance with subsection 4.7(c) of the Agreement.

            "CTO Principal Payment Commencement Date" shall mean the earlier of
(a) the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if the Class B Invested Amount is paid in full on the Class B Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class B Expected Final Payment Date and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in subsections 2.4(e), 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

            "CTO Regulation S Global Security" shall mean a Collateralized Trust Obligation, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

            "CTO Required Amount" shall mean the amount determined by the Servicer for each Business Day equal to the excess, if any, of (x) the sum of
(i) the CTO Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover CTO Monthly Interest, (iii) the CTO Percentage of the Monthly Servicing Fee for the then current Monthly Period,
(iv) the CTO Percentage of the Series Default Amount, if any, for such Business Day and for any previous Business Day in such Monthly Period and (v) the CTO Percentage of the Series 1998-2 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 1998-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Day and all previous Business Days in such Monthly Period.

            "CTO Reserve Account" shall have the meaning specified in subsection 4.21(a) of the Agreement.

            "CTO Rule 144A Global Security" shall mean a Collateralized Trust Obligation, sold within the United States to U.S. persons that are QIBs, issued in definitive, fully registered form without interest coupons, in the form of beneficial interests in one or more Global Securities, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

            "CTO Securityholder" shall mean the Person in whose name a Collateralized Trust Obligation is registered in the Security Register.

            "CTO Securityholders' Interest" shall mean the portion of the Series 1998-2 Securityholders' Interest evidenced by the Collateralized Trust Obligations.

            "CTO Temporary Regulation S Global Security" shall mean a Collateralized Trust Obligation, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency , or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

            "CTO Trigger Event" shall have the meaning specified in subsection 4.20.

            "Defeasance" shall have the meaning specified in subsection 4.18 of the Agreement.

            "Defeasance Funding Account" shall have the meaning set forth in subsection 4.16 of the Agreement.

            "Defeasance Funding Account Balance" shall mean, with respect to any date of determination during the Amortization Period, the principal amount, if any, on deposit in the Defeasance Funding Account on such date of determination.

            "Defeasance Funding Account Investment Proceeds" shall mean, with respect to each Transfer Date following the initial deposit to the Defeasance Funding Account, the investment earnings on funds on deposit in the Defeasance Funding Account, if any, (net of investment losses and expenses) for the related Interest Accrual Period.

            "Defeasance Reserve Account" shall have the meaning set forth in subsection 4.17 of the Agreement.

            "Defeasance Reserve Account Funding Date" shall mean the first day of the Monthly Period prior to the Defeasance, or such earlier date as the Transferor may determine.

            "Distribution Date" shall mean June 15, 1998 and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

            "DTC" shall mean The Depository Trust Company.

            "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and (b) the CTO Expected Final Payment Date if the CTO Invested Amount has not been paid in full on or prior to such date, and ending on the earlier of
(i) the date on which the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Scheduled Series 1998-2 Termination Date.

            "Enhancement" shall mean, with respect to each Class, the amount, if any, on deposit from time to time in the Revolving Receivables Reserve Account and with respect to the Class A Securities, the subordination of the Class B Invested Amount, the CTO Invested Amount, and the Class D Invested Amount, with respect to the Class B Securities, the subordination of the CTO Invested Amount and the Class D Invested Amount, and with respect to the Collateralized Trust Obligations, the subordination of the Class D Invested Amount and the amount, if any, on deposit from time to time in the CTO Reserve Account.

            "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xviii) of the Agreement allocated to the Series 1998-2 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1998-2 Securities.

            "Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the sum of the Class A Fixed/Floating Percentage, the Class B Fixed/Floating Percentage, the CTO Fixed/Floating Percentage and the Class D Fixed/Floating Percentage.

            "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class B Floating Percentage, CTO Floating Percentage, and Class D Floating Percentage.

            "Initial Invested Amount" shall mean an amount equal to the sum of
(i) the Class A Initial Invested Amount; (ii) the Class B Initial Invested Amount; (iii) the CTO Initial Invested Amount; and (iv) the Class D Initial Invested Amount.

            "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

            "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the CTO Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

            "Investor Percentage" shall mean, (a) with respect to Finance Charge Collections prior to the commencement of the Early Amortization Period, Default Amounts at any time and Principal Collections during the Revolving Period, the Floating Percentage and (b) with respect to Finance Charge Collections during the Early Amortization Period and Principal Collections during the Amortization Period, the Fixed/Floating Percentage, and with respect to any other Series of Securities, the percentage specified in the related Supplement.

            "Investor Securityholder" shall mean the Holder of record of an Investor Security of Series 1998-2.

            "LIBOR" shall have the meaning specified in subsection 4.15(a) of the Agreement.

            "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of the second and each subsequent Interest Accrual Period. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

            "Member Organization Certificate" shall mean a certificate substantially in the form of Exhibit D hereto or such other form of certificate as shall be satisfactory to the Trustee, the Euroclear Operator and Cedel.

            "Minimum Retained Percentage" shall mean 2%.

            "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

            "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1998-2 Securities shall begin on and include the Closing Date and shall end on and include May 29, 1998.

            "Monthly Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the Series Monthly Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period, or, in the case of the first Distribution Date, the Initial Invested Amount.

            "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

            "Paired Series" shall have the meaning specified in Section 17 of this Series Supplement.

            "Paying Agent" shall mean, for the Series 1998-2 Securities, initially The Bank of New York and in certain limited circumstances the Banque Generale du Luxembourg, S.A.

            "Payment Reserve Account" shall have the meaning specified in subsection 4.22 of the Agreement.

            "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1998-2 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

            "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate amount of Available Series 1998-2 Finance Charge Collections for each Business Day during such Monthly Period (not including (a) the amounts withdrawn from the Payment Reserve Account, (b) Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any, and (c) the amount of any Finance Charge Collections received with respect to the final payment of any Closed End Receivable that is refinanced with a receivable arising under a revolving credit card account) and (ii) amounts withdrawn from the Defeasance Reserve Account with respect to such Monthly Period calculated on a cash basis after subtracting the aggregate Series Default Amount for such Monthly Period and the Series 1998-2 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for each Business Day during such Monthly Period, and the denominator of which is the average daily Invested Amount during such Monthly Period; provided, however, that Excess Finance Charge Collections applied for the benefit of the Series 1998-2 Securityholders may be added to the numerator if the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Trustee shall have received notification in writing that such action will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Investor Securities of any outstanding Series or Class with respect to which it is a Rating Agency.

            "Principal Shortfalls" shall mean for any Business Day (x) for Series 1998-2, (i) during the Controlled Amortization Period on or prior to the CTO Principal Payment Commencement Date, the excess of the Class A Controlled Distribution Amount or the Class B Controlled Distribution Amount, as applicable, over the aggregate amount applied with respect thereto for such Business Day and for each prior Business Day in such Monthly Period, and (ii) at all other times, the Invested Amount of the Class then receiving principal payments, if any, after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

            "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

            "Rating Agency" shall mean Standard & Poor's and Moody's

            "Redirected Class B Principal Collections" shall have the meaning specified in subsection 4.14(c) of the Agreement.

            "Redirected Class D Principal Collections" shall have the meaning specified in subsection 4.14(a) of the Agreement.

            "Redirected CTO Principal Collections" shall have the meaning specified in subsection 4.14(b) of the Agreement.

            "Redirected Principal Collections" shall mean the sum of Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections.

            "Regulation S Transfer Certificate" shall mean a certificate substantially in the form of Exhibit E hereto.

            "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

            "Required Defeasance Reserve Account Amount" shall mean, with respect to any Business Day on or after the Defeasance Reserve Account Funding Date, an amount equal to the excess of the sum of the Class A Monthly Interest, the Class B Monthly Interest and the estimated amount of the CTO Monthly Interest over the estimated amount of investment earnings on amounts in the Defeasance Funding Account, as estimated by the Transferor, for each of the Interest Accrual Periods during the period from the date of the deposit to the Defeasance Funding Account through the April 2004 Distribution Date.

            "Reserve Account Investment Proceeds" shall mean, with respect to any Business Day, the sum of the investment earnings on funds on deposit in (i) the CTO Reserve Account available in accordance with subsection 4.21(c) of the Agreement on such Business Day and (ii) the Payment Reserve Account available in accordance with subsection 4.22(c) of the Agreement on such Business Day.

            "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

            "Revolving Receivables Reserve Account" shall have the meaning specified in subsection 4.19 of the Agreement.

            "Rule 144A Transfer Certificate" shall mean a certificate substantially in the form of Exhibit F hereto.

            "Scheduled Series 1998-2 Termination Date" shall mean the February 2007 Distribution Date.

            "Series 1998-2" shall mean the Series of the Fingerhut Master Trust represented by the Series 1998-2 Securities.

            "Series 1998-2 Pay Out Event" shall have the meaning specified in
Section 8 of this Series Supplement.

            "Series 1998-2 Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

            "Series 1998-2 Securities" shall mean the Class A Securities, the Class B Securities, the Collateralized Trust Obligations and the Class D Security.

            "Series 1998-2 Securityholder" shall mean the holder of record of any Series 1998-2 Security.

            "Series 1998-2 Securityholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

            "Series 1998-2 Termination Date" shall mean the earlier to occur of
(i) the day after the Distribution Date on which the Series 1998-2 Securities are paid in full, or (ii) the Scheduled Series 1998-2 Termination Date.

            "Series Charge-Offs" shall mean the sum of Class A Charge-Offs, Class B Charge-Offs, CTO Charge-Offs and Class D Charge-Offs.

            "Series Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Percentage for such Business Day.

            "Series Monthly Servicing Fee Percentage" shall mean 2.00% per annum.

            "Shared Principal Collections" shall mean, as the context requires,
(a) the amount of Principal Collections for any Business Day allocated to the Series 1998-2 Securities which, in accordance with subsections 4.9(b) and 4.9(c)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the Investor Securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" or (c) the amounts specified in any Participation Supplement to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1998-2 Securities.

            "Specified CTO Reserve Amount" shall mean, on any date of determination following a CTO Trigger Event, subject to Section 9 of this Supplement, the amount, if any, which if added to the numerator of the Target Percentage on such date would cause such percentage to be equal to 6%; provided, however, that except as specified in the immediately succeeding proviso, the Specified CTO Reserve Amount shall not exceed the product of 5% and the Invested Amount on any Business Day; and provided, further, that following a CTO Default, in the circumstances specified in Section 9 of this Series Supplement, the Specified CTO Reserve Amount will be equal to the CTO Outstanding Principal Amount.

            "Specified Revolving Receivables Reserve Amount" shall mean, on any date of determination, an amount equal to the product of (x) the Floating Percentage on such date and (y) 1% of the aggregate amount of Principal Receivables which are Revolving Receivables on such date; provided, however, that such percentage may be reduced at the option of the Transferor at any time if the Rating Agency Condition shall have been satisfied with respect thereto.

            "Stated Class D Amount" shall mean on any Business Day the greater of (i) zero and (ii) a number rounded to the nearest Dollar equal to 13.64% of the ABC Adjusted Invested Amount as of such Business Day; provided, however, that during any Early Amortization Period the Stated Class D Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early Amortization Period; provided, further, that on any Business Day after the earlier of (a) the Class A Expected Final Payment Date if the Class A Invested Amount was not paid in full on the Class A Expected Final Payment Date or (b) the Class B Expected Final Payment Date if the Class B Invested Amount was not paid in full on the Class B Expected Final Payment Date the Stated Class D Amount shall be equal to the Stated Class D Amount on the Class A Expected Final Payment Date or the Class B Expected Final Payment Date, as applicable; and provided, further, that there shall be no reduction in the Stated Class D Amount on any day on which the amount on deposit in the Revolving Receivables Reserve Account is less than the Specified Revolving Receivables Reserve Amount or the amount on deposit in the CTO Reserve Account is less than the Specified CTO Reserve Amount and; provided, further, that the Stated Class D Amount shall not be less than $15,340,920 prior to the date on which each of the Class A Outstanding Principal Balance, the Class B Outstanding Principal Balance and the CTO Outstanding Principal Balance have been reduced to zero.

            "Target Percentage" shall have the meaning specified in subsection
4.20 of the Agreement.

            "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

            "Transferor Finance Charge Collections" shall mean on any Business Day the Series 1998-2 Percentage of the Finance Charge Collections allocable to the Exchangeable Transferor Security.

            "Transferor Retained Securities" shall mean Investors Securities of any Series which the Transferor retains, including the Class D Securities for so long as they are held by the Transferor, but only to the extent that and for so long as the Transferor is the Holder of such Securities.

            SECTION 3. Reassignment Terms. The Series 1998-2 Securities shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount would be reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the CTO Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the unpaid Class A Invested Amount, the unpaid Class B Invested Amount and the unpaid CTO Invested Amount plus accrued and unpaid interest on the Class A Securities, Class B Securities and Collateralized Trust Obligations through the day prior to the Distribution Date on which the final distribution occurs, in each case after giving effect to any payments on such date.

            SECTION 4. Delivery and Payment for the Series 1998-2 Securities. The Transferor shall execute and deliver the Series 1998-2 Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1998-2 Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

            SECTION 5. Form of Delivery of Series 1998-2 Securities; Denominations; Depositary. (a) The Class A Securities, the Class B Securities and the Collateralized Trust Obligations shall be delivered as Book-Entry Securities as provided in Sections 6.1 and 6.10 of the Agreement. The Class A Securities and the Class B Securities shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Collateralized Trust Obligations shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class D Security shall be delivered as a Registered Security as provided in Section 6.1 of the Agreement.

            (b) The Depositary for Series 1998-2 shall be DTC and the Class A Securities and the Class B Securities shall be initially registered in the name of Cede & Co., its nominee and will initially be held by the Trustee as custodian for DTC.

            (c) The Transferor shall execute and the Trustee shall authenticate
(i) one or more CTO Temporary Regulation S Global Securities, (ii) one or more CTO Regulation S Global Securities, and (iii) one or more CTO Rule 144A Global Securities, each having a principal balance as shall have been indicated to the Trustee by the Transferor and having an aggregate principal balance equal to the CTO Invested Amount as of the date of execution of such Global Securities by the Transferor.

            The CTO Global Securities (i) shall be delivered by the Trustee to DTC acting as the initial Clearing Agency, and (ii) in each case shall be registered in the name of Cede & Co. The CTO Global Securities shall bear a legend substantially in the form set forth in Exhibit A-3. The CTO Global Securities initially will be held by the Trustee as custodian for DTC.

            (d) So long as any of the CTO Global Securities remains outstanding and are held by or on behalf of the Clearing Agency, transfers of beneficial interests in any of such CTO Global Securities may be made only in accordance with this Section 5 and in accordance with the rules of the Clearing Agency and the Euroclear Operator or Cedel.

                  (i) A beneficial interest in the CTO Temporary Regulation S Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in the CTO Rule 144A Global Securities only upon receipt by the Trustee of a Rule 144A Transfer Certificate.

                  (ii) On and after the CTO Exchange Date, a beneficial interest in the CTO Temporary Regulation S Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in the CTO Regulation S Global Security only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, and a Member Organization Certificate, relating to the appropriate portion of the CTO Temporary Regulation S Global Security.

                  (iii) A beneficial interest in a CTO Rule 144A Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in a CTO Regulation S Global Security or CTO Temporary Regulation S Global Security only upon receipt by the Transfer Agent and Registrar of a Regulation S Transfer Certificate.

                  (iv) No restrictions shall apply with respect to the transfer or registration of transfer of (x) a beneficial interest in a CTO Rule 144A Global Security to a transferee that takes delivery in the form of a beneficial interest in the CTO Rule 144A Global Security, or (y) a beneficial interest in a CTO Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the CTO Regulation S Global Security.

              (e) An exchange of a beneficial interest in the CTO Temporary Regulation S Global Security for a beneficial interest in the CTO Regulation S Global Security, may be made only on or after the CTO Exchange Date and only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, relating to the appropriate portion of the CTO Temporary Regulation S Global Security.

              (f) Upon acceptance for transfer of a beneficial interest in any CTO Global Security for a beneficial interest in another CTO Global Security as provided herein, the Trustee shall (or shall request the Clearing Agency to) endorse on the schedules affixed to each of such CTO Global Securities (or on continuations of such schedules affixed to each of such CTO Global Securities and made parts thereof) appropriate notations evidencing the date of such transfer and (x) in the case of the CTO Global Security from which such transfer is made, a decrease in the outstanding balance of such CTO Global Security equal to the outstanding balance being transferred and (y) in the case of the CTO Global Security into which such transfer is made, an increase in the outstanding balance of such CTO Global Security equal to the outstanding balance being transferred.

            SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1998-2
Securities:

                                   ARTICLE IV

                          RIGHTS OF SECURITYHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION 4.4 Rights of Securityholders. The Series 1998-2 Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1998-2 Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 1998-2 Securities on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Revolving Receivables Reserve Account, the Defeasance Funding Account, the Defeasance Reserve Account, the Distribution Account, the CTO Reserve Account and the Payment Reserve Account (for such Series, the "Series 1998-2 Securityholders' Interest"). The Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Securities; the CTO Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Securities; and the Class D Invested Amount shall be subordinated to the Collateralized Trust Obligations, in each case to the extent provided in this
Article IV. The Class B Securities will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Collateralized Trust Obligations will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Securities will not have the right to receive payments of principal, other than to the extent of Class D Excess Amounts, until the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount have been paid in full.

            SECTION 4.5 Collections and Allocation; Payments on Exchangeable Transferor Security.

            (a) Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1998-2 Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Revolving Receivables Reserve Account, the Defeasance Funding Account, the Defeasance Reserve Account, the Distribution Account, the CTO Reserve Account and the Payment Reserve Account, as described in this Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to the Series 1998-2 Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out Commencement Date, the Floating Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 1998-2 Securities shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Percentage and (y) during any Amortization Period, the Fixed/Floating Percentage, and (iii) the Default Amount on such Business Day allocable to the Series 1998-2 Securities shall be determined by multiplying the Default Amount by the Floating Percentage. In addition, on the Closing Date the Transferor shall make a deposit to the Interest Funding Account in the amount of $2,000,000 to be allocated to the Series 1998-2 Securities and applied as Available Series 1998-2 Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

            (b) Payments to the Holder of the Exchangeable Transferor Security. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report to the Holder of the Exchangeable Transferor Security in accordance with subsection 4.3(b) of the Agreement; provided, however, that such amounts shall be applied in accordance with Section 4.10 hereof to the extent specified therein.

            Notwithstanding the foregoing and any other provisions of this Supplement, amounts payable to the Transferor shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

            SECTION 4.6 Determination of Interest for the Series 1998-2 Securities. (a) The amount of monthly interest (the "Class A Monthly Interest") which shall accrue for the benefit of the Class A Securities with respect to any Interest Accrual Period shall be an amount equal to one-twelfth of the product of

(i) the Class A Interest Rate and (ii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of
(u) the Class A Initial Invested Amount, (v) ___ divided by 360, and (w) the Class A Interest Rate).

            On the first Business Day of each Monthly Period, the Servicer shall determine an amount (the "Class A Monthly Interest Shortfall") with respect to the Distribution Date in such Monthly Period equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period ending in such Monthly Period over (y) the amount available to be paid to the Class A Securityholders in respect of interest on such Distribution Date. If there is a Class A Monthly Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Monthly Interest Shortfall is paid to Class A Securityholders, equal to one-twelfth of the product of (i) the Class A Interest Rate and (ii) such Class A Monthly Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Securityholders only to the extent permitted by applicable law.

            (b) The amount of monthly interest (the "Class B Monthly Interest") which shall accrue for the benefit of the Class B Securities with respect to any Interest Accrual Period shall be an amount equal to one-twelfth of the product of (i) the Class B Interest Rate and (ii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class B Initial Invested Amount, (v) __ divided by 360, and (w) the Class B Interest Rate).

            On the first Business Day of each Monthly Period, the Servicer shall determine an amount (the "Class B Monthly Interest Shortfall") with respect to the Distribution Date in such Monthly Period equal to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period ending in such Monthly Period over (y) the amount available to be paid to the Class B Securityholders in respect of interest on such Distribution Date. If there is a Class B Monthly Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Monthly Interest Shortfall is paid to Class B Securityholders, equal to one-twelfth of the product of (i) the Class B Interest Rate and (ii) such Class B Monthly Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Securityholders only to the extent permitted by applicable law.

            (c) The amount of monthly interest (for the Series 1998-2 Securities, the "CTO Monthly Interest") which shall accrue for the benefit of the Collateralized Trust Obligations with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the CTO Interest Rate for the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the CTO Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the CTO Initial Invested Amount, (v) __ divided by 360, and (w) the CTO Interest Rate for the initial Interest Accrual Period).

            On the first Business Day of each Monthly Period, the Servicer shall determine an amount (the "CTO Monthly Interest Shortfall") with respect to the Distribution Date in such Monthly Period equal to the excess, if any, of (x) the aggregate CTO Monthly Interest for the Interest Accrual Period ending in such Monthly Period over (y) the amount available to be paid to the CTO Securityholders in respect of interest on such Distribution Date. If there is a CTO Monthly Interest Shortfall with respect to any Distribution Date, an additional amount ("CTO Additional Interest") shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such CTO Monthly Interest Shortfall is paid to CTO Securityholders, equal to the product of (i) the CTO Interest Rate, (ii) such CTO Monthly Interest Shortfall remaining unpaid and (iii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to CTO Securityholders only to the extent permitted by applicable law.

            SECTION 4.7 Determination of Principal Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Securities for each Distribution Date with respect to the Amortization Period shall be equal to the Available Series 1998-2 Principal Collections on deposit in the Principal Account with respect to the related Monthly Period; provided, however, that with respect to any Distribution Date during the

Controlled Amortization Period, Class A Principal shall not exceed the lesser of
(i) the Class A Controlled Distribution Amount and (ii) the Class A Invested Amount; provided, further that with respect to any Distribution Date with respect to the Early Amortization Period following a Defeasance, Class A Principal shall be equal to the lesser of (i) the Defeasance Funding Account Balance and (ii) the Class A Invested Amount; provided, further that with respect to the Series 1998-2 Termination Date, Class A Principal shall be an amount equal to the Class A Invested Amount.

            (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Securities for each Distribution Date, beginning on the Class B Principal Payment Commencement Date, shall be equal to the Available Series 1998-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Monthly Period after application thereof to Class A Principal, if any; provided, however, that with respect to any Distribution Date during the Controlled Amortization Period, Class B Principal shall not exceed the lesser of (i) the Class B Controlled Distribution Amount and (ii) the Class B Invested Amount; provided, further that with respect to any Distribution Date with respect to the Early Amortization Period following a Defeasance, Class B Principal shall be equal to the lesser of
(i) the Defeasance Funding Account Balance after application of amounts on deposit therein to Class A Principal and (ii) the Class B Invested Amount; provided, further that with respect to the Series 1998-2 Termination Date, Class B Principal shall be an amount equal to the Class B Invested Amount.

            (c) The amount of principal (the "CTO Principal") distributable from the Distribution Account with respect to the Collateralized Trust Obligations for each Distribution Date, beginning on or after the CTO Principal Payment Commencement Date, shall be equal to the Available Series 1998-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Monthly Period after application thereof to Class A Principal and Class B Principal, if any; provided that with respect to any Distribution Date with respect to the Early Amortization Period following a Defeasance, CTO Principal shall be equal to the lesser of (i) the Defeasance Funding Account Balance after application of amounts on deposit therein to Class A Principal and Class B Principal and (ii) the CTO Invested Amount; provided, further with respect to the Series 1998-2 Termination Date, CTO Principal shall be an amount equal to the CTO Invested Amount.

            (d) The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Securities for each Distribution Date, beginning on the Class D Principal Payment Commencement Date, and on each Distribution Date thereafter until the Trust is terminated or until the Class D Invested Amount is paid in full, shall be equal to the Available Series 1998-2 Principal Collections remaining on deposit in the Principal Account with respect to the related Monthly Period after application thereof to Class A Principal, Class B Principal and CTO Principal, if any, and the Trustee, acting in accordance with instructions from the Servicer, will withdraw such amounts from the Principal Account and, to the extent of the Class D Invested Amount, deposit such amounts in the Distribution Account for distribution to the Class D Securityholder on the next succeeding Distribution Date.

            SECTION 4.8 Shared Principal Collections. Shared Principal Collections allocated to Available Series 1998-2 Principal Collections for the Series 1998-2 Securities and to be applied to Class A Principal, Class B Principal, CTO Principal and Class D Principal pursuant to subsection 4.9(c)(i)(y) of the Agreement for any Business Day with respect to the Amortization Period shall be equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1998-2 Securities for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to Available Series 1998-2 Principal Collections for the Series 1998-2 Securities shall be zero.

            SECTION 4.9 Application of Funds on Deposit in the Collection Account for the Securities. (a) Available Series 1998-2 Finance Charge Collections. On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw amounts from the appropriate accounts, to the extent of the sum of (i) the amount of Finance Charge Collections allocated to the Series 1998-2 Securities pursuant to subsection 4.5(a) of the Agreement, (ii) amounts on deposit in the Payment Reserve Account, if any, if and to the extent the Transferor designates that such amounts are to be so applied, (iii) Reserve Account Investment Proceeds and investment earnings on amounts on deposit in the Interest Funding Account and the Principal Account and (iv) Defeasance Funding Account Investment Proceeds and amounts withdrawn from the Defeasance Reserve Account pursuant to subsections 4.17(b), (c) and (d) and the Revolving Receivables Reserve Account pursuant to subsections 4.19(c), (d) and (e), which amounts shall be applied on each Transfer Date as if such amounts had been available on the last Business Day of the preceding Monthly Period (collectively, the "Available Series 1998-2 Finance Charge Collections"; provided that with respect to the Closing Date the amount deposited by the Transferor into the Interest Funding Account pursuant to subsection 4.5(a) of the Agreement shall also constitute Available Series 1998-2 Finance Charge Collections; and provided further that, with respect to any Business Day, amounts applied pursuant to Section 4.10 and Section 4.14 of the Agreement shall be applied as if such amounts were Available Series 1998-2 Finance Charge Collections). The Trustee shall apply Available Series 1998-2 Finance Charge Collections in the priority set forth below:

                  (i) Class A Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Securityholders, to the extent of the Available Series 1998-2 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1998-2 Finance Charge Collections and (y) the excess of (1) the sum of Class A Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class A Monthly Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Monthly Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Securityholders only to the extent permitted by applicable law.

                  (ii) Class B Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Securityholders, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the application pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the excess of (1) the sum of Class B Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class B Monthly Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Monthly Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Securityholders only to the extent permitted by applicable law.

                  (iii) CTO Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account for distribution on the next Distribution Date to the CTO Securityholders, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and
      (y) the excess of (1) the sum of CTO Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover CTO Monthly Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class C Monthly Interest that constitutes CTO Additional Interest shall be payable or distributable to CTO Securityholders only to the extent permitted by applicable law.

                  (iv) Monthly Servicing Fee. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall distribute to the Servicer, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the excess of
      (i) the Monthly Servicing Fee for such Monthly Period plus any unpaid Monthly Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                  (v) Series Default Amount. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall apply to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and
      (B) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (vi) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) an amount equal to the Series 1998-2 Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period less any amounts previously withdrawn pursuant to this subsection 4.9(a)(vi) on account of such unpaid Adjustment Payments, such amount to be (i) treated as Shared Principal Collections during the Revolving Period, and (ii) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (vii) Reimbursement of Class A Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the unreimbursed Class A Charge-Offs, if any, in order to reimburse Class A Charge-Offs, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and
      (B) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (viii) Unpaid Class B Monthly Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall deposit in the Interest Funding Account for distribution to the Class B Securityholders on the next Distribution Date, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (vii) of the

      Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the sum of (1) the amount of interest which would accrue with respect to the Class B Securities on the Class B Outstanding Principal Amount at the Class B Interest Rate during the related Interest Accrual Period beginning in the then Current Monthly Period but which has not been deposited into the Interest Funding Account or paid to the Class B Securityholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Interest Rate on interest that was payable on any prior Distribution Date pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Securityholders.

                  (ix) Unpaid CTO Monthly Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall deposit in the Interest Funding Account for distribution to the CTO Securityholders on the next Distribution Date, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through
      (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the sum of (1) the amount of interest which would accrue with respect to the Collateralized Trust Obligations on the CTO Outstanding Principal Amount at the CTO Interest Rate during the Interest Accrual Period beginning in the then Current Monthly Period but which has not been deposited into the Interest Funding Account or paid to the CTO Securityholders and (2) any additional interest (to the extent permitted by applicable law) at the CTO Interest Rate on interest that was payable on any prior Distribution Date pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the CTO Securityholders.

                  (x) Reimbursement of Certain Reductions of Class B Invested Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (xi) Reimbursement of Certain Reductions of CTO Invested Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the unreimbursed amount by which the CTO Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of CTO Invested Amount, if any, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (xii) Reimbursement of Certain Reductions of Class D Invested Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class D Invested Amount, if any, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) treated as Available Series 1998-2 Principal Collections during the Amortization Period.

                  (xiii) Class D Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with the instructions from the Servicer, shall deposit in the Interest Funding Account for distribution to the Class D Securityholders on the next Distribution Date, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the Class D

      Securities on the Class D Outstanding Principal Amount at the applicable Class D Interest Rate but which has not been deposited into the Interest Funding Account on any prior Business Day or paid to the Class D Securityholders and (2) any additional interest (to the extent permitted by applicable law) at the Class D Interest Rate on interest that was payable during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class D Securityholders.

                  (xiv) Revolving Receivables Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall deposit in the Revolving Receivables Reserve Account, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xiii) of the Agreement an amount equal to the lesser of
      (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) an amount equal to the excess, if any, of the Specified Revolving Receivables Reserve Amount on such date over the amount then on deposit in the Revolving Receivables Reserve Account.

                  (xv) Defeasance Reserve Account. At the option of the Transferor, on each Business Day on and after the Defeasance Reserve Account Funding Date, but prior to the date on which a Defeasance occurs pursuant to subsection 4.18 of the Agreement, the Trustee, acting in accordance with instructions from the Servicer, shall deposit in the Defeasance Reserve Account, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xiv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the excess, if any, of the Required Defeasance Reserve Account Amount over the Available Defeasance Reserve Account Amount.

                  (xvi) CTO Reserve Account. Following the occurrence of a CTO Trigger Event, on each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall deposit in the CTO Reserve Account, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) an amount equal to the excess, if any, of the Specified CTO Reserve Amount on such date over the amount then on deposit in the CTO Reserve Account.

                  (xvii) Payment Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall deposit in the Payment Reserve Account, to the extent of any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xvi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1998-2 Finance Charge Collections and (y) the amount, if any, designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Trustee on such Business Day.

                  (xviii) Excess Finance Charge Collections. Any Available Series 1998-2 Finance Charge Collections remaining after giving effect to the applications pursuant to subsection 4.9(a)(i) through (xvii) of the Agreement shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, then to reserve for (or pay when due) any taxes and related expenses anticipated by the Servicer to be payable by the Trust with respect to the related Monthly Period or prior Monthly Periods and then on each Business Day to pay any remaining Excess Finance Charge Collections to the Transferor.

            (b) Revolving Period Principal Collections. For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the Floating Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Redirected Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

            (c) Amortization Period Principal Collections and Other Funds. For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account or the Excess Funding Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                  (i) an amount (not in excess of the Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections (less the amount thereof applied as Redirected Principal Collections) for such Business Day, (w) any amount on deposit in the Excess Funding Account allocated to the Series 1998-2 Securities on such Business Day pursuant to subsection 4.3(f) of the Agreement, (x) amounts to be treated as Available Series 1998-2 Principal Collections for such Business Day pursuant to subsections 4.9(a)(v), (vi), (vii), (x), (xi) and
      (xii) of the Agreement (including amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement for such Business Day) and (y) the amount of Shared Principal Collections allocated to the Series 1998-2 Securities in accordance with Section 4.8 of the Agreement for such Business Day, will be deposited into the Principal Account; provided, however, that with respect to any Monthly Period during the Controlled Amortization Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection 4.9(c)(i) shall not exceed the sum of (I) (A) prior to the Monthly Period related to the Class B Principal Payment Commencement Date, the Class A Controlled Distribution Amount, (B) during and after the Monthly Period related to the Class B Principal Payment Commencement Date but prior to the Monthly Period related to the CTO Principal Payment Commencement Date, the Class B Controlled Distribution Amount or (C) during and after the Monthly Period related to the CTO Principal Payment Commencement Date but prior to the Monthly Period related to the Class D Principal Payment Commencement Date, the CTO Invested Amount and (II) at the option of the Transferor, the Class D Excess Amount; and

                  (ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in subsection 4.9(c)(i)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal, CTO Principal and Class D Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

            SECTION 4.10 Coverage of Required Amount for the Series 1998-2 Securities. (a) Coverage of Negative Carry Amount. To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-2 Finance Charge Collections in subsections 4.9(a)(i) through (xiii) of the Agreement, Transferor Finance Charge Collections in an amount (the "Negative Carry Amount") equal to the excess of (x) the product of (a) the Base Rate, (b) the product of (i) the amounts on deposit in the Excess Funding Account and (ii) the number of days elapsed since the previous Business Day divided by 360 over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested.

            (b) Required Amount from Other Series Excess Finance Charge Collections. To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xiii) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-2 Finance Charge Collections in subsections 4.9(a)(i) through (xiii) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1998-2 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1998- 2 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1998-2 Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

            SECTION 4.11 Payment of Interest on Securities . On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1998-2 Securities and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Securityholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto from amounts deposited in the Interest Funding Account pursuant to subsection 4.9(a)(i) of the Agreement, (x) the Class B Securityholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto from amounts deposited in the Interest Funding Account pursuant to subsections 4.9(a)(ii) and
(viii) of the Agreement, (y) the CTO Securityholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto from amounts deposited in the Interest Funding Account pursuant to subsections 4.9(a)(iii) and (ix) of the Agreement, and (z) the Class D Securityholder from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto from amounts deposited in the Interest Funding Account pursuant to subsection 4.9(a)(xiii) of the Agreement.

            SECTION 4.12 Payment of Security Principal.

            (a) Class A Principal. On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account or, following the occurrence of a Defeasance, from the Defeasance Funding Account, and deposit into the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Amortization Period until the Class A Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Securityholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

            (b) Class B Principal. On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account or, following the occurrence of a Defeasance, the Defeasance Funding Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for the related Distribution Date. On and after the Class B Principal Payment Commencement Date, on each Distribution Date until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Securityholders from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

            (c) CTO Principal. On the Transfer Date preceding the CTO Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account or, following the occurrence of a Defeasance, the Defeasance Funding Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the CTO Principal for the related Distribution Date. On and after the CTO Principal Payment Commencement Date, on each Distribution Date until the CTO Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section
5.1 of the Agreement to the CTO Securityholders from the Distribution Account such amounts deposited with respect to CTO Principal into the Distribution Account on the related Transfer Date.

            (d) Class D Principal. On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Transfer Date thereafter, or, in the case of distributions of Class D Excess Amounts, on each Transfer Date during the Controlled Amortization Period preceding a Distribution Date on which a distribution shall be made of Class D Excess Amounts, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available after giving effect to withdrawals pursuant to subsections 4.12(a), (b) or (c) of the Agreement, an amount equal to the Class D Principal for the related Distribution Date. On the Class D Principal Payment Commencement Date after the payment of any principal amounts to the Class A Securities, the Class B Securities and the Collateralized Trust Obligations on such day, and on each Distribution Date thereafter until the Class D Invested Amount is paid in full and on each Distribution Date during the Controlled Amortization Period on which amounts are to be distributed with respect to Class D Excess Amounts, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to the Class D Securityholder from the Distribution Account such amounts deposited with respect to Class D Principal into the Distribution Account on the related Transfer Date. Notwithstanding the foregoing, if so designated in writing by the Transferor with respect to any such Transfer Date, any such payment of Class D Principal shall not be made to the Class D Securityholder but such amount shall nonetheless be subtracted from the Class D Invested Amount and added to the Transferor Interest and Class D Excess Amounts may be subtracted from the Class D Invested Amount and added to the Transferor Interest whether or not such amount has been deposited into the Distribution Account.

            (e) Any amounts remaining in the Principal Account and allocable to the Series 1998-2 Securities, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

            SECTION 4.13 Series Charge-Offs. (a) If, on any Determination Date, the sum of the aggregate Series Default Amount and the Series 1998-2 Percentage of unpaid Adjustment Payments, if any, required to be made by the Transferor but not made for all Business Days in the preceding Monthly Period exceeds the sum of (x) the aggregate amount of the Available Series 1998-2 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v) and
(vi) of the Agreement, (y) the aggregate amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to
Section 4.10 of the Agreement, and (z) the aggregate amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the aggregate amount of such excess (a "Class D Charge-Off").

            (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and the CTO Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the remaining aggregate Series Default Amount and Series 1998-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a "CTO Charge-Off").

            (c) In the event that any such reduction of the CTO Invested Amount would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the remaining aggregate Series Default Amount and Series 1998-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Charge-Off").

            (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the

Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the remaining aggregate Series Default Amount and Series 1998-2 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Charge-Off").

            SECTION 4.14 Redirected Principal Collections for the Series 1998- 2 Securities. (a) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Percentage or (II) during an Amortization Period, the Class D Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the CTO Required Amount for such Business Day (such amount called "Redirected Class D Principal Collections") and shall apply Principal Collections allocable to the Securities in an amount equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-2 Finance Charge Collections.

            (b) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the least of (i) the CTO Invested Amount,
(ii) the product of (x)(I) during the Revolving Period, the CTO Floating Percentage or (II) during an Amortization Period, the CTO Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and
(iii) an amount equal to the sum of (a) the excess, if any, of the Class A Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day and (b) the excess, if any, of the Class B Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected CTO Principal Collections") and shall apply Principal Collections allocable to the Securities in an amount equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-2 Finance Charge Collections.

            (c) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and

(iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Redirected Class D Principal Collections and Redirected CTO Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected Class B Principal Collections") and shall apply Principal Collections allocable to the Securities equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-2 Finance Charge Collections.

            (d) On each Distribution Date, the Class D Invested Amount will be reduced by the aggregate amount of unreimbursed Redirected Principal Collections for the related Monthly Period. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero and the CTO Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that the amount of unreimbursed Redirected Principal Collections for such Distribution Date would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the CTO Invested Amount would have been reduced below zero. In the event that the amount of unreimbursed Redirected Principal Collections would cause the Class B Invested Amount to be a negative number on any Distribution Date, the amount of Class B Redirected Principal Collections on such Distribution Date will be an amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

            SECTION 4.15 Determination of LIBOR. (a) "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by four major banks in the London interbank market selected by the Servicer at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

            (b) The CTO Interest Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any CTO Securityholder by telephoning the Trustee at (212) 815-5737.

            (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for such LIBOR Determination Date.

            SECTION 4.16  Defeasance Funding Account.

            (a) Establishment of the Defeasance Funding Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-2 Securityholders, the "Defeasance Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Defeasance Funding Account and in all proceeds thereof. The Defeasance Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Securityholders. If, at any time, the institution holding the Defeasance Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Defeasance Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Defeasance Funding Account. From the date such new Defeasance Funding Account is established, it shall be the "Defeasance Funding Account." The Trustee and the Transferor shall have the right to make deposits to the Defeasance Funding Account in accordance with Section 4.18. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Defeasance Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date from and after the commencement of the Defeasance and prior to termination of the Defeasance Funding Account make a deposit into the Principal Account in the amount specified in, and otherwise in accordance with, subsection 4.12 of the Agreement.

            (b) Investment of Funds in Defeasance Funding Account. Funds on deposit in the Defeasance Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. Investment earnings (net of investment losses and expenses) on funds on deposit in the Defeasance Funding Account (the "Defeasance Funding Account Investment Proceeds") will be applied on each Transfer Date as if such amount were Available Series 1998-2 Finance Charge Collections on the last Business Day of the preceding Monthly Period. If, for any Interest Accrual Period, the Defeasance Funding Account Investment Proceeds for the related Monthly Period are less than the sum of the Class A Monthly Interest, the Class B Monthly Interest and the CTO Monthly Interest for such Interest Accrual Period, the amount of such deficiency will be paid from the Defeasance Reserve Account to the extent of the Available Defeasance Reserve Account Amount and applied on the applicable Transfer Date as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            (c) Termination of Defeasance Funding Account. The Defeasance Funding Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the ABC Invested Amount is paid in full and (c) after Defeasance, the earlier of the first Transfer Date with respect to the Early Amortization Period and the CTO Expected Final Payment Date. Upon the termination of the Defeasance Funding Account, all amounts remaining on deposit therein after the payment in full of the Series 1998-2 Securities shall be treated as Shared Principal Collections.

            SECTION 4.17 Defeasance Reserve Account. (a) Establishment of the Defeasance Reserve Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-2 Securityholders, the "Defeasance Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Defeasance Reserve Account and in all proceeds thereof. The Defeasance Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Securityholders. If, at any time, the institution holding the Defeasance Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business

Days establish a new Defeasance Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Defeasance Reserve Account. From the date such new Defeasance Reserve Account is established, it shall be the "Defeasance Reserve Account." The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Defeasance Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Defeasance Reserve Account Funding Date) prior to termination of the Defeasance Reserve Account make a deposit into the Defeasance Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.9(a)(xv) of the Agreement.

            (b) Administration of Defeasance Reserve Account. On or before each Transfer Date following Defeasance and on the first Transfer Date with respect to the Early Amortization Period, the Trustee at the direction of the Servicer shall withdraw from the Defeasance Reserve Account, up to the Available Defeasance Reserve Account Amount, an amount equal to the excess of the sum of the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest and the amount of monthly interest payable with respect to the Class D Securities for the related Interest Accrual Period over the Defeasance Funding Account Investment Proceeds with respect to such Transfer Date, and the amount of such withdrawal shall be applied as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            (c) Investment of Funds in Defeasance Reserve Account. Funds on deposit in the Defeasance Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Defeasance Reserve Account (to the extent the amount on deposit therein is less than the Required Defeasance Reserve Account Amount) or applied on each Transfer Date as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            (d) Termination of Defeasance Reserve Account. The Defeasance Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the ABC

Invested Amount is paid in full, (c) prior to Defeasance, the Pay Out Commencement Date and (d) after Defeasance, the earlier of the first Transfer Date with respect to the Early Amortization Period and the CTO Expected Final Payment Date. Upon the termination of the Defeasance Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Defeasance Reserve Account on such date as described above) shall be applied as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            SECTION 4.18 Defeasance. On the date during the Amortization Period that the following conditions shall have been satisfied: (i) an amount shall have been deposited (x) in the Defeasance Funding Account equal to the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the CTO Outstanding Principal Amount, which amount shall be invested in Cash Equivalents and (y) in the Defeasance Reserve Account equal to or greater than the excess of the sum of the Class A Monthly Interest, the Class B Monthly Interest and the estimated CTO Monthly Interest over the estimated amount of investment earnings on amounts in the Defeasance Funding Account, as estimated by the Transferor, for each of the Interest Accrual Periods during the period from the date of the deposit to the Defeasance Funding Account through the CTO Expected Final Payment Date (the "Required Defeasance Reserve Account Amount"); (ii) the Transferor shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act and an Opinion of Counsel to the effect that following such deposit none of the Trust, the Defeasance Reserve Account or the Defeasance Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation; (iii) the Transferor shall have delivered to the Trustee a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit and termination of its obligations will not constitute a Pay Out Event or any event that, with the giving of notice or the lapse of time, would cause a Pay Out Event to occur; and (iv) the Rating Agency Condition shall have been satisfied; then, the Series 1998-2 Securities will no longer be entitled to the security interest of the Trust in the Receivables and, except those set forth in clause
(i) above, other Trust assets ("Defeasance"), the percentages applicable to the allocation to the Series 1998-2 Securityholders of Principal Collections, Finance Charge Collections, unpaid Adjustment Payments and Default Amounts shall be reduced to zero and the Monthly Servicing Fee shall be reduced to zero; provided, however, that no such Defeasance shall occur for so long as any Class A Charge-

Offs, Class B Charge-Offs or CTO Charge-Offs exist. Upon the satisfaction of the foregoing conditions, the Class D Invested Amount shall be reduced to zero.

            SECTION 4.19 Revolving Receivables Reserve Account. (a) Establishment of the Revolving Receivables Reserve Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-2 Securityholders, the "Revolving Receivables Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Revolving Receivables Reserve Account and in all proceeds thereof. The Revolving Receivables Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Securityholders. If at any time, the institution holding the Revolving Receivables Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Revolving Receivables Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Revolving Receivables Reserve Account. From the date such new Revolving Receivables Reserve Account is established, it shall be the "Revolving Receivables Reserve Account."

            (b) Deposits to the Revolving Receivables Reserve Account. On the Closing Date, the Transferor shall make an initial deposit of $200,000 to the Revolving Receivables Reserve Account. Amounts shall be deposited in the Revolving Receivables Reserve Account on each Business Day to the extent specified pursuant to subsection 4.9(a)(xiv) of the Agreement.

            (c) Withdrawals from the Revolving Receivables Reserve Account. Funds on deposit in the Revolving Receivables Reserve Account shall be withdrawn by the Servicer on each Transfer Date to the extent of any shortfalls in amounts to be paid or deposited pursuant to subsections 4.9(a)(i) through (xiii) of the Agreement as of the end of the day on the last Business Day of the preceding Monthly Period and shall be applied in accordance with subsections 4.9(a)(i) through (xiii) of the Agreement as Available Series 1998-2 Finance Charge Collections as if such amounts were available on the last Business Day of the preceding Monthly Period.

            (d) Investment of Funds in Revolving Receivables Reserve Account. Funds on deposit in the Revolving Receivables Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Revolving Receivables Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or applied on each Transfer Date as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) of the Agreement on the last Business Day of the preceding Monthly Period.

            (e) Termination of Revolving Receivables Reserve Account. The Revolving Receivables Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the ABC Invested Amount is paid in full. Upon the termination of the Revolving Receivables Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Revolving Receivables Reserve Account on such date as described above) shall be applied as Available Series 1998-2 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) of the Agreement on the last Business Day of the preceding Monthly Period.

            SECTION 4.20 CTO Trigger Event. If (i) the rating of Fingerhut Companies, Inc.'s senior secured notes and, if rated, the rating of Fingerhut Companies, Inc.'s corporate revolving lines of credit facility is reduced below BBB from Standard & Poor's and below Baa2 from Moody's (a "CTO Trigger Event") and (ii) with respect to any Business Day (x) the percentage equivalent of a fraction the numerator of which is the Series 1998-2 Percentage of the Transferor Interest and the denominator of which is the sum of the Invested Amount and the Series 1998-2 Percentage of the Transferor Interest (the "Target Percentage") is less than 6%, and (y) the amount on deposit in the CTO Reserve Account is less than the Specified CTO Reserve Amount, then (a) the Transferor shall, in connection with increases in the aggregate amount of Principal Receivables in the Trust, the scheduled paydown of other Series or, with respect to any Series of Variable Funding Securities, an optional payment of principal, allow the Transferor Interest to increase such that the Target Percentage shall be equal to or in excess of 6% and/or (b) the Servicer shall cause amounts available pursuant to subsection 4.9(a)(xvi) of the Agreement to be deposited in the CTO Reserve Account until the amount on deposit therein is equal to the Specified CTO Reserve Amount. The Transferor may allow the Transferor Interest to decrease on any Business Day, to the extent that it exceeds the Minimum

Transferor Interest and the amount on deposit in the CTO Reserve Account following any such decrease and after giving effect to any deposit therein on such Business Day is at least equal to the Specified CTO Reserve Amount.

            SECTION 4.21 CTO Reserve Account. (a) Establishment of the CTO Reserve Account. The Servicer, for the benefit of the CTO Securityholders, shall, upon the occurrence of a CTO Trigger Event, establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the CTO Securityholders, the "CTO Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the CTO Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the CTO Reserve Account and in all proceeds thereof. The CTO Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the CTO Securityholders. If, at any time, the institution holding the CTO Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new CTO Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new CTO Reserve Account. From the date such new CTO Reserve Account is established, it shall be the "CTO Reserve Account."

            (b) Administration of CTO Reserve Account. On each Business Day following the occurrence of a CTO Trigger Event, amounts will be deposited in the CTO Reserve Account in accordance with subsection 4.9(a)(xvi) of the Agreement. Funds on deposit in the CTO Reserve Account shall be withdrawn by the Servicer and applied in accordance with subsection 4.9(a)(xi) of the Agreement as if they were Available Series 1998-2 Finance Charge Collections on any Business Day after the payment in full of the Class A Invested Amount and the Class B Invested Amount to the extent of the aggregate amount of CTO Charge-Offs, if any. Amounts on deposit in the CTO Reserve Account in excess of the Specified CTO Reserve Amount on any Business Day shall be released therefrom and paid to the Transferor. All amounts on deposit in the CTO Reserve Account shall be released therefrom and paid to the Transferor, if the rating of Fingerhut Companies, Inc.'s senior secured notes or, if rated, the rating of Fingerhut Companies, Inc.'s corporate revolving lines of credit facility is subsequently increased to BBB or higher by Standard & Poor's and Baa2 or higher by Moody's or the CTO Invested Amount has been paid in full.

            (c) Investment of Funds in CTO Reserve Account. Funds on deposit in the CTO Reserve Account shall be invested by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the CTO Reserve Account (to the extent the amount on deposit therein is less than the Specified CTO Reserve Amount) or applied on each Business Day as Reserve Account Investment Proceeds.

            (d) Termination of CTO Reserve Account. The CTO Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the CTO Invested Amount is paid in full. Upon the termination of the CTO Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the CTO Reserve Account on such date as described above) shall be released therefrom and paid to the Transferor.

            SECTION 4.22 Payment Reserve Account. (a) Establishment of the Payment Reserve Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-2 Securityholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-2 Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

            (b) Administration of Payment Reserve Account. The Transferor, at its discretion, may on any Business Day withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds as Available Series

1998-2 Finance Charge Collections in accordance with Section 4.9(a) of the Agreement.

            (c) Investment on Funds in Payment Reserve Account. Funds on deposit in the Payment Reserve Account shall be invested by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be applied on each Business Day as Reserve Account Investment Proceeds.

            (d) Termination of Payment Reserve Account. The Payment Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the ABC Adjusted Invested Amount is paid in full. Upon the termination of the Payment Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Payment Reserve Account on such date as described above) shall be applied as if they were Available Series 1998-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            SECTION 4.23 Constituent Class D Securities. The Transferor as holder of the Class D Securities may at any time (i) subdivide the Class D Securities into two or more subsidiary Securities, or (ii) redirect all or any portion of the amounts distributable to the Class D Securityholders (pursuant to the application of collections allocable to the Class D Securityholders) to any other Securityholder. In connection with such subdivision, the Transferor may assign an interest rate to the Class D Securities, the "Class D Interest Rate," or a portion thereof and make payments of interest with respect to such Securities from amounts initially allocated to the Series 1998-2 Securities and available pursuant to subsection 4.9(a)(xiii). Before any Class D Securities can be subdivided or transferred, the following conditions must be met: (i) the Trustee and the Transferor shall have received an Opinion of Counsel that such transfer does not adversely affect the conclusions reached in any of the federal or state income tax opinions issued in connection with the original issuance of the Series 1998-2 Securities, (ii) the Transferor shall deliver to the Trustee an officers' certificate stating that in the reasonable belief of the Transferor, such subdivision would not cause a Trust Pay Out Event or a Series 1998-2 Pay Out Event to occur, or an event which, with notice or lapse of time or both, would constitute a Trust Pay Out Event or a Series 1998-2 Pay Out Event, and (ii) the Rating Agency Condition shall have been satisfied.

            SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1998-2 Securities:


                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                                 SECURITYHOLDERS

            SECTION 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by each Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class A Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class A Securityholders holding Class A Securities evidencing not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Securityholder, to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class B Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class B Securityholders holding Class B Securities evidencing not less than 80% of the Class B Invested Amount, by wire transfer, at the expense of such Class B Securityholder, to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each CTO Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by Collateralized Trust Obligations held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the CTO Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each CTO Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Securityholders holding Collateralized Trust Obligations evidencing not less than 80% of the CTO Invested Amount, by wire transfer, at the expense of such CTO Securityholder, to an account or accounts designated by such CTO Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Collateralized Trust Obligations will be made only upon presentation and surrender of the Collateralized Trust Obligations at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            (d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class D Securityholder of record other than the Transferor on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by Class D Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class D Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class D Securityholder to an account or accounts designated by such Class D Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class D Securities will be made only upon presentation and surrender of the Class D Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            SECTION 5.2 Securityholders' Statement. (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Security and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Security):

                  (i)  the total amount distributed;

                  (ii) the amount of such distribution allocable to Class A Principal, Class B Principal, CTO Principal and Class D Principal;

                  (iii) the amount of such distribution allocable to Class A Monthly Interest and Carryover Class A Monthly Interest, Class B Monthly Interest and Carryover Class B Monthly Interest, CTO Monthly Interest and Carryover CTO Monthly Interest and any amounts payable to the Class D Securityholders with respect to interest;

                  (iv) the amount of Principal Collections processed in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities, the Collateralized Trust Obligations and the Class D Securities, respectively;

                  (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities, the Collateralized Trust Obligations and the Class D Securities, respectively, and, after the Defeasance Reserve Account Funding Date, the amount of Defeasance Funding Account Investment

      Proceeds and investment earnings on amounts on deposit in the Defeasance Reserve Account;

                  (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount, the Class D Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage as of the end of the day on the last day of the related Monthly Period;

                  (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                  (viii) the aggregate Series Default Amount for the preceding Monthly Period;

                  (ix) the aggregate amount of Class A Charge-Offs, Class B Charge-Offs, CTO Charge-Offs and Class D Charge-Offs for the preceding Monthly Period;

                  (x) the amount of the Monthly Servicing Fee for the preceding Monthly Period;

                  (xi) the amount of unreimbursed Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections for the related Monthly Period;

                  (xii) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                  (xiii) whether a CTO Trigger Event has occurred and, if so, the Specified CTO Reserve Amount and the amount then on deposit in the CTO Reserve Account;

                  (xiv) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

                  (xv) the Portfolio Yield for the related Monthly Period;

                  (xvi) the Base Rate for the related Monthly Period;

                  (xvii) the Defeasance Funding Account Balance on the related Transfer Date;

                  (xviii) the Revolving Receivables Reserve Account balance on the related Transfer Date; and

                  (xix) the amount of Defeasance Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Defeasance Reserve Account Amount and the Available Defeasance Reserve Account Amount as of the related Transfer Date.

            (b) Annual Securityholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1998-2 Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1998-2 Securityholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-2 Securityholder, together with, on or before January 31 of each year, beginning in 1999, such other customary information (consistent with the treatment of the Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1998-2 Securityholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

            SECTION 8. Series 1998-2 Pay Out Events. If any one of the following events shall occur with respect to the Series 1998-2 Securities:

            (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1998-2 Securityholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1998-2 Securities evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1998-2, and continues to affect materially and adversely the interests of the Series 1998-2 Securityholders for such period;

            (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1998-2 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1998-2, and (ii) as a result of which the interests of the Series 1998-2 Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1998-2 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

            (c) Fingerhut shall consent to the appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liquidator in any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Fingerhut; or Fingerhut shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute including the U.S. bankruptcy code, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (d) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

            (e) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iii) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date and, in each case, shall not exceed the required amount on or prior to the tenth Business Day following such Determination Date;

            (f) any Servicer Default shall occur which would have a material adverse effect on the Series 1998-2 Securityholders;

then, in the case of any event described in subparagraph (a), (b) or (f), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1998-2 Securities evidencing more than 50% of the Invested Amount of this Series 1998-2, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1998-2 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (e), a Series 1998-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1998-2 Securityholders immediately upon the occurrence of such event.

            SECTION 9. Collateralized Trust Obligation Defaults and Remedies.
(a) "CTO Default," wherever used herein, means any one of the following events (whatever the reason for such CTO Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) There is a CTO Monthly Interest Shortfall on two consecutive Distribution Dates; or

                  (2) There is a CTO Charge-Off on three consecutive Distribution Dates.

            (b) If a CTO Default shall have occurred, upon the direction of CTO Securityholders holding more than 50% of the CTO Invested Amount:

                  (i) the Specified CTO Reserve Amount shall thereafter be equal to the CTO Outstanding Principal Amount;

                  (ii) following the payment in full of the Class A Invested and the Class B Invested Amount, the Trustee shall sell or cause to be sold, and the Trustee shall pay the proceeds to the Series 1998-2 Securityholders in final payment of all principal of and accrued interest on such Series to be applied first to the CTO Invested Amount until paid in full and then to the Class D Invested Amount until paid in full, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date; provided, that the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Percentage on the date of any such sale, (B) the aggregate outstanding Principal Receivables on such date and (C) a fraction the numerator of which is the Invested Amount on such date and the denominator of which is the sum of the invested amounts of all Series and the aggregate Participation Amount of all Participations then outstanding and
      (2) the Invested Amount on such date. The Transferor shall be permitted to purchase such Receivables in such case and shall have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Transferor. Upon such sale, final payment of all amounts allocable to any Class of such Series shall be made in the manner provided in Section 12.3 of the Agreement.

The Servicer shall provide written notice to the Rating Agencies of any such direction of a majority of the CTO Invested Amount.

            SECTION 10. Series 1998-2 Termination. The right of the Series 1998-2 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 1998-2 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1998-2 Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

            SECTION 11. Legends; Transfer and Exchange; Restrictions on Transfer of Series 1998-2 Securities; Tax Treatment. (a) Each Class A Security, Class B Security and Collateralized Trust Obligation will bear a legend or legends in substantially the following form:

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
      (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

            Each Security Owner by virtue of its beneficial interest in the Class A Securities or Class B Securities, as applicable, shall be deemed to have made the representations and warranties stated in such legend.

            (b) Each Class A Security and Class B Security and each Collateralized Trust Obligation that is a CTO Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            (c) Each Collateralized Trust Obligation that is issued pursuant to Rule 144A shall bear the following legend:

            THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH SECURITY OWNER BY

      ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY, UNLESS SUCH PERSON ACQUIRED THIS SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

            Each Collateralized Trust Obligation that is issued pursuant to Regulation S shall bear the following legend:

            THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

            (d) Each Class D Security will bear legends substantially in the following form:

            THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. TRANSFERS OF THIS SECURITY SHALL BE SUBJECT TO THE RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
      (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

            SECTION 12. Compliance with Withholding Requirements. Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the Series 1998-2 Securityholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Internal Revenue Code. The consent of the Series 1998-2 Securityholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any Series 1998-2 Securityholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such Series 1998-2 Securityholder the amount withheld and all such amounts shall be deemed to have been paid to such Series 1998-2 Securityholders and the Series 1998-2 Securityholders shall have no claim therefor.

            SECTION 13. Ratification of Agreement. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 1998-2 Securityholders.

            (b) For so long as any of the Collateralized Trust Obligations are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Trust is not subject to
Section 13 or 15(d) of the Exchange Act, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any CTO Securityholder, and to any prospective purchaser of Collateralized Trust Obligations designated by such CTO Securityholder upon the request of such CTO Securityholder or prospective purchaser, the information required by Rule 144A(d)(4) under the Securities Act.

            SECTION 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            SECTION 15. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 16. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

            SECTION 17. Paired Series. Subject to the satisfaction of the Rating Agency Condition, prior to the commencement of the Early Amortization Period the Series 1998-2 Securities may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal amount of such Paired Series primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 1998-2 Securityholders. As amounts are paid for the benefit of the Class A Securityholders, Class B Securityholders and CTO Securityholders, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 1998-2 Securities, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Series 1998-2 Securityholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

            IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1998-2 Supplement to be duly executed by their respective officers as of the day and year first above written.


                          FINGERHUT RECEIVABLES, INC.
                              Transferor


                          By:
                              -----------------------------------
                              Name: James M. Wehmann
                              Title:President and Treasurer



                          FINGERHUT NATIONAL BANK
                              Servicer


                          By:
                              -----------------------------------
                              Name: James M. Wehmann
                              Title:Treasurer



                          THE BANK OF NEW YORK (DELAWARE)
                              Trustee


                          By:
                              -----------------------------------
                              Name:
                              Title:

                                                                     Exhibit A-1

                        FORM OF CLASS A INVESTOR SECURITY


            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND


                                      A-1-1

      THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY
      GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY
      REGISTERED UNDER THE INVESTMENT COMPANY ACT OF
      1940, AS AMENDED).


No. ___                                                    $_________
                                     CUSIP NO.


                             FINGERHUT MASTER TRUST
                       __________% ASSET BACKED SECURITY,
                             SERIES 1998-2, CLASS A

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving consumer credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut National Bank or any affiliate of either of them.)

            This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Fingerhut National Bank, as Servicer (the "Servicer"), and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 1998-2 Supplement, dated as of ___________, 1998 (the "Series 1998-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1998-2 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).


                                      A-1-2

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust ___% Asset Backed Securities, Series 1998-2, Class A" (the "Class A Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

            The Transferor has structured the Agreement, the Class A Securities, the Fingerhut Master Trust ___% Asset Backed Securities, Series 1998-2, Class B (the "Class B Securities" and collectively with the Class A Securities, the "Offered Securities") and the Fingerhut Master Trust Floating Rate Asset Backed Securities, Series 1998-2, Collateralized Trust Obligations (the "Collateralized Trust Obligations") with the intention that the Offered Securities and the Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class A Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

            No principal will be payable to the Class A Securityholders until the first Distribution Date in the Amortization Period. No principal will be payable to the Class B Securityholders, CTO Securityholders or Class D Securityholders (other than with respect to Class D Excess Amounts) until all principal payments have been made to the Class A Securityholders.

            Interest on the Class A Securities will be payable on June 15, 1998 and on the 15th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class A Securities as of the close of business on the first day of such Interest Accrual Period provided that interest for the first Distribution Date will be an amount equal to the product of (u) the initial Class A Invested Amount, (v) ___ divided by 360, and (w) ___%.


                                      A-1-3

            Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 1998-2 Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including May 29, 1998 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            "Class A Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Charge-Offs through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14(a), (b) and (c), 4.16(b) and 4.17(b), (c) and (d) of the
Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class A Invested Amount may not be reduced below zero.

            Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal on the Class A Securities is due and payable no later than the February 2007 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1998-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1998-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1998-2 Securities are paid in full (the "Series 1998-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series 1998-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1998-2


                                      A-1-4

Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-1-5

            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                               FINGERHUT RECEIVABLES, INC.


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:


Dated:



                    CERTIFICATE OF AUTHENTICATION


            This is one of the Class A Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                               THE BANK OF NEW YORK (DELAWARE)


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:


                                      A-1-6

                                                                     Exhibit A-2

                        FORM OF CLASS B INVESTOR SECURITY

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
      (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY


                                      A-2-1

      AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.


No. ___                                                   $__________
                                    CUSIP NO.


                             FINGERHUT MASTER TRUST
                      ____________% ASSET BACKED SECURITY,
                             SERIES 1998-2, CLASS B

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving consumer credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut National Bank or any affiliate of either of them.)

            This certifies that __________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Fingerhut National Bank, as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-2 Supplement, dated as of ___________, 1998 (the "Series 1998-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1998-2 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).


                                      A-2-2

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust ____% Asset Backed Securities, Series 1998-2, Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

            The Transferor has structured the Agreement, the Class B Securities, the Fingerhut Master Trust ____% Asset Backed Securities, Series 1998-2, Class A (the "Class A Securities" and collectively with the Class B Securities the "Offered Securities") and the Fingerhut Master Trust Floating Rate Asset Backed Securities, Series 1998-2, Collateralized Trust Obligations (the "Collateralized Trust Obligations") with the intention that the Offered Securities and the Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a "Class B Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class B Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

            No principal will be payable to the Class B Securityholders until the earlier of the Class B Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Securityholders until all principal payments have been made to the Class A Securityholders. No principal payments will be made to the CTO Securityholders or Class D Securityholders (other than with respect to Class D Excess Amounts) until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

            Interest on the Offered Securities will be payable on June 15, 1998 and on the 15th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to


                                      A-2-3

(1) with respect to the Class A Securities an amount equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class A Securities as of the close of business on the first day of such Interest Accrual Period and (2) with respect to the Class B Securities (a) the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class B Securities as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the initial Class B Invested Amount, (v) divided by 360, and (w) the Class B Interest Rate.

            Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 1998-2 Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including May 29, 1998 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            Subject to the prior payment of interest on the Class A Securities, interest payments on the Class B Securities on each Distribution Date will be funded from the portion of Available Series 1998-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            "Class B Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections through and including such Business Day for which neither the Class D Invested Amount nor the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.14(e) of the Agreement, and plus (e) the sum of the aggregate amount allocated with respect to


                                      A-2-4

Class B Charge-Offs through and including such Business Day pursuant to subsection 4.9(a)(x) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14(a) and
(b), 4.16(b) and 4.17(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class B Invested Amount may not be reduced below zero.

            Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal on the Class B Securities is due and payable no later than the February 2007 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1998-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1998-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1998-2 Securities are paid in full (the "Series 1998-2 Termination
Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series 1998-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1998-2 Securities), and shall pay the proceeds to the Class A Securityholders pro rata - in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-2-5

            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                               FINGERHUT RECEIVABLES, INC.


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:

Dated:


                    CERTIFICATE OF AUTHENTICATION


            This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK (DELAWARE)


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:


                                      A-2-6

                                                                     Exhibit A-3

                     FORM OF COLLATERALIZED TRUST OBLIGATION


No. ___                                                    $_________

            [Each Collateralized Trust Obligation that is a CTO Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:]

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            [Each Collateralized Trust Obligation that is issued pursuant to Rule 144A shall bear the following legend:]

            THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND


                                      A-3-1

      OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR
      (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY, UNLESS SUCH PERSON ACQUIRED THIS SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

            [Each Collateralized Trust Obligation that is issued pursuant to Regulation S shall bear the following legend:]

            THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                                      A-3-2

            [Each Collateralized Trust Obligation shall bear the following legends:]

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
      (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


                                      A-3-3

                             FINGERHUT MASTER TRUST
                           FLOATING RATE ASSET BACKED
                 COLLATERALIZED TRUST OBLIGATION, SERIES 1998-2

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving consumer credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by certain subsidiaries of Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut National Bank or any affiliate of either of them.)

            This certifies that ___________________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Fingerhut National Bank as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-2 Supplement, dated as of __________, 1998 (the "Series 1998-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1998-2 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust Floating Rate Asset Backed Securities, Series 1998-2, Collateralized Trust Obligations (the "Collateralized Trust Obligations"), each of which represents a fractional undivided interest in the


                                      A-3-4

Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the CTO Securityholder by virtue of the acceptance hereof assents and by which the CTO Securityholder is bound.

            The Transferor has structured the Agreement, the Collateralized Trust Obligations, the Fingerhut Master Trust ____% Asset Backed Securities, Series 1998-2, Class A (the "Class A Securities") and the Fingerhut Master Trust ____% Asset Backed Securities, Series 1998-2, Class B (the "Class B Securities") with the intention that the Class A Securities, Class B Securities and Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Collateralized Trust Obligation (a "CTO Securityholder") or any interest therein by acceptance of its Collateralized Trust Obligation or any interest therein, agrees to treat the Collateralized Trust Obligations for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

            No principal will be payable to the CTO Securityholders until the earlier of the Class C Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the CTO Securityholders until the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and Class B Invested Amount have been paid in full.

            Interest on the Collateralized Trust Obligations will be payable on June 15, 1998 and on each Distribution Date thereafter, in an amount equal to the product of (i) the CTO Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the CTO Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the sum of (I) the product of (u) the initial CTO Invested Amount, (v) __ divided by 360, and (w) the CTO Interest Rate.


                                      A-3-5

            Subject to the prior payment of interest on the Class A Securities and Class B Securities, interest payments on the Class C Securities on each Distribution Date will be funded from the portion of Available Series 1998-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Collateralized Trust Obligations and deposited on each business day during such Monthly Period in the Interest Funding Account.

            "CTO Invested Amount" shall mean with respect to any Business Day, an amount equal to (a) the CTO Initial Invested Amount minus (b) the aggregate amount of principal payments made to CTO Securityholders through and including such Business Day, minus (c) the aggregate amount of CTO Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected CTO Principal Collections and Redirected Class B Principal Collections through and including such Business Day for which the Class D Invested Amount has not been reduced for all prior Distribution Dates, and plus (e) the aggregate amount allocated with respect to CTO Charge-Offs through and including such Business Day pursuant to subsection 4.9(a)(xi) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and
(b), 4.14(a), 4.16(b) and 4.17(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the CTO Invested Amount may not be reduced below zero.

            Subject to the Agreement, payments of principal are limited to the unpaid CTO Invested Amount of the Collateralized Trust Obligations, which may be less than the unpaid balance of the Collateralized Trust Obligations pursuant to the terms of the Agreement. All principal on the Collateralized Trust Obligations is due and payable no later than the February 2007 Distribution
Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1998-2 Termination Date"). After the earlier to occur of
(i) the Scheduled Series 1998-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1998-2 Securities are paid in full (the "Series 1998-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Collateralized Trust Obligations. In the event that the CTO Invested Amount is greater than zero on the Series


                                      A-3-6

Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1998-2 Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-3-7

            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                               FINGERHUT RECEIVABLES, INC.


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:

Dated:



                          CERTIFICATE OF AUTHENTICATION


            This is one of the Collateralized Trust Obligations referred to in the within-mentioned Pooling and Servicing Agreement.


                               THE BANK OF NEW YORK (DELAWARE)



                               By:
                                  ---------------------------------
                                  Name:
                                  Title:


                                      A-3-8

                                                                     Exhibit A-4

                        FORM OF CLASS D INVESTOR SECURITY


            THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. TRANSFERS OF THIS SECURITY SHALL BE SUBJECT TO THE RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
      SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
      SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
      (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY


                                      A-4-1

      REGISTERED UNDER THE INVESTMENT COMPANY ACT OF
      1940, AS AMENDED).


No. ___                                                    $_________

                             FINGERHUT MASTER TRUST
                                 0% ASSET BACKED
                        SECURITY, SERIES 1998-2, CLASS D

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving consumer credit card accounts and closed-end installment sale or loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut National Bank or any affiliate of either of them.)

            This certifies that ______________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Fingerhut National Bank as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-2 Supplement, dated as of ___________, 1998 (the "Series 1998-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1998-2 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust 0% Asset Backed Securities, Series 1998-2, Class D" (the "Class D Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and


                                      A-4-2
is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

            Fingerhut Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class D Security.

            No principal will be payable to the Class D Securityholders (other than with respect to Class D Excess Amounts) until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount, Class B Invested Amount and the CTO Invested Amount have been paid in full. No principal will be payable to the Class D Securityholders until all principal payments have first been made to the Class A Securityholders, Class B Securityholders and CTO Securityholders.

            "Class D Invested Amount" shall mean with respect to any Business Day, an amount equal to (a) the initial principal balance of the Class D Securities, minus (b) the aggregate amount of principal payments made to Class D Securityholders through and including such Business Day, minus (c) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class D Invested Amount has been reduced to fund the Series Default Amount and the unpaid Adjustment Payments on all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections for all prior Distribution Dates, and plus (e) the aggregate amount of Finance Charge Collections, Transferor Finance Charge Collections, Excess Finance Charge Collections and certain other amounts applied on all prior Distribution Dates pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(b) and 4.17(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class D Invested Amount may not be reduced below zero.

            Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Securities, which may be less than the unpaid balance of the Class D Securities pursuant to the terms of the Agreement. All principal on the Class D Securities is due and payable no later than the February 2007 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1998-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1998-2 Termination Date or (ii) the day after the


                                      A-4-3

Distribution Date on which the Series 1998-2 Securities are paid in full (the "Series 1998-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Securities. In the event that the Class D Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investors Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-4-4

            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                               FINGERHUT RECEIVABLES, INC.


                               By:
                                  ---------------------------------
                                  Name:
                                  Title:

Dated:



                          CERTIFICATE OF AUTHENTICATION


            This is one of the Class D Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                               THE BANK OF NEW YORK (DELAWARE)



                               By:
                                  ---------------------------------
                                  Name:
                                  Title:


                                      A-4-5

                                                                       EXHIBIT B

                  [Form of Monthly Securityholders' Statement]

                                                                       EXHIBIT C


                       FORM OF CLEARING SYSTEM CERTIFICATE

Fingerhut Receivables, Inc.
4400 Baker Road, Suite F470
Minnetonka, Minnesota  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

            Re:   Fingerhut Master Trust
                  Series 1998-2

Ladies and Gentlemen:

            Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, as supplemented by the Series
1998-2 Supplement thereto, dated         , 1998 (collectively, the "Pooling and
Servicing Agreement"), each by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut National Bank, as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

            This is to certify that, based solely on certifications we have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), as of the date hereof, $____ principal amount of the Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs") (i) is beneficially owned by persons that are not U.S. persons or (ii) is owned by U.S. persons who purchased the CTOs in transactions that did not require registration under the United States Securities Act of 1933, as amended (the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, for the payment of interest on) any portion of the Temporary Regulation S Global Security excepted in such Member Organization certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, for the payment of interest on) are no longer true and cannot be relied upon at the date hereof.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date:  ___ *.

                               Yours faithfully,

                               [MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK, Brussels
                               office, as operator of the Euroclear System

                               or


                               CEDEL BANK, SOCIETE ANONYME]**/


                                By:
                                   ---------------------------------


-----------------------
* This certificate is to be dated on the CTO Exchange Date or, if applicable, the subsequent date on which the CTO Regulation S Global Security is delivered to the undersigned in definitive form.

**    Delete the inappropriate reference.

                                                                      EXHIBIT D


                     FORM OF MEMBER ORGANIZATION CERTIFICATE

Fingerhut Receivables, Inc.
4400 Baker Road, Suite F470
Minnetonka, Minnesota  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

            Re:   Fingerhut Master Trust
                  Series 1998-2

Ladies and Gentlemen:

            Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, as supplemented by the Series 1998-2 Supplement thereto, dated ________ __, 1998 (collectively, the "Pooling and Servicing Agreement"), each by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut National Bank, as Servicer and The Bank of New York (Delaware) as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

            This is to certify that, as of the date hereof and except as set forth below, the Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs") held by you for our account (i) are beneficially owned by persons that are not U.S. persons or (ii) are owned by U.S. persons who purchased the CTOs in transactions that did not require registration under the United States Securities Act of 1933, as amended (the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the CTOs held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

            This certificate excepts and does not relate to U.S. $_______ in principal amount of CTOs held by you for our account, in respect of which we are not able to certify beneficial ownership. We understand that exchange and delivery of beneficial interests in the Regulation S Global Security or Rule 144A Global Security cannot be made until we do so certify.

            We understand that this certificate is required in connection with certain securities and tax laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands) and other areas subject to its jurisdiction.

Dated: ____________, 199_*/

                              Yours faithfully,

                              [Name of Person giving
                                the certificate]

                              By:
                                 ---------------------------------



-----------------------
* This certificate must be dated no earlier than 15 days prior to the CTO Exchange Date.

                                                                       EXHIBIT E

                    FORM OF REGULATION S TRANSFER CERTIFICATE


Fingerhut Receivables Inc.
4400 Baker Road, Suite F470
Minnetonka, Minnesota  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

Attention: Corporate Trust Division

            Re:   Fingerhut Master Trust
                  Series 1998-2

Ladies and Gentlemen:

            Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, as supplemented by the Series 1998- 2 Supplement thereto, dated ________ __, 1998 (collectively, the "Pooling and Servicing Agreement") each by and among Fingerhut Receivables, Inc. as Transferor, and Fingerhut National Bank, as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

[NOTE: INSERT [A] FOR A TRANSFER PRIOR TO THE EXCHANGE DATE OF AN INTEREST IN A RULE 144A GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL SECURITY. INSERT [B] FOR A TRANSFER ON OR AFTER THE EXCHANGE DATE OF AN INTEREST IN A RULE 144A GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL SECURITY.]

            [A] This letter relates to U.S. $______ in principal amount of Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs") which are held as a beneficial interest in the CTO Rule 144A Global Security (CUSIP No. ______) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in a CTO Temporary Regulation S Global Security (CUSIP No. ______) to be held with [the Euroclear System] [Cedel Bank, Societe Anonyme] through DTC.

            [B] This letter relates to U.S. $_________ in principal amount of Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs"), which are held as a beneficial interest in the CTO Rule 144A Global Security (CUSIP No. ______) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in a CTO Regulation S Global Security (CUSIP No. ______) to be held with [the Euroclear System][Cedel Bank, Societe Anonyme] through DTC.

[NOTE: INSERT [C] IN ALL CASES UNLESS [D] IS INSERTED IN ACCORDANCE WITH THE NEXT SENTENCE. AT THE OPTION OF THE TRANSFEROR, [C] MAY BE INSERTED IN PLACE OF [D] ON AND AFTER THE CTO EXCHANGE DATE IN CASES OF A TRANSFER INTO A CTO REGULATION S GLOBAL SECURITY.]

            [C] In connection with such request and in respect of such CTOs, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and such CTOs and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

            (i) the offer of the CTOs was not made to a Person in the United States,

            [(ii) at the time the buy order was originated, the transferee was outside the United States, or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]**

            [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person

-----------------------
** Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

      acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

            (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

            (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            [D] In connection with such request and in respect of such CTOs, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the CTOs, and that the CTOs are being transferred in a transaction permitted by Rule 144A under the Securities Act.

            This certificate and the statements contained herein are made for the benefit of the Trustee and the benefit of the Transferor and the initial purchaser.

                  [Insert Name of Transferor]



                           By:
                              ---------------------------------
                              Name:
                              Title:


Dated:
      ------------------

                                                                       EXHIBIT F


                     FORM OF RULE 144A TRANSFER CERTIFICATE


Fingerhut Receivables
4400 Baker Road, Suite F470
Minnetonka, Minnesota  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

            Re:   Fingerhut Master Trust
                  Series 1998-2

Ladies and Gentlemen:

            Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998, as supplemented by the Series 1998-2 Supplement thereto, dated _______ __, 1998 (collectively, the "Pooling and Servicing Agreement"), each by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut National Bank, as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.


[NOTE: INSERT [A] FOR A TRANSFER PRIOR TO THE EXCHANGE DATE OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL SECURITY. INSERT [B] FOR A TRANSFER AFTER THE EXCHANGE DATE OF AN INTEREST IN A REGULATION S GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL SECURITY.]

            [A] This letter relates to U.S. $_______ in principal amount of Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs") which are held in the form of a beneficial interest in the CTO Temporary Regulation S

Global Security (CUSIP No. _________) with [The Euroclear System] [Cedel Bank, Societe Anonyme] (Common Code No. _______) through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the CTOs for a beneficial interest in the CTO Rule 144A Global Security (CUSIP No. _________) to be held with DTC in the name of [insert name of transferee].

            [B] This letter relates to U.S. $_______ in principal amount of Fingerhut Master Trust, Series 1998-2, Collateralized Trust Obligations (the "CTOs") which are held in the form of a beneficial interest in the CTO Regulation S Global Security (CUSIP No. _________) with [The Euroclear System] [Cedel Bank, Societe anonyme] (Common Code No. _______) through the DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the CTOs for a beneficial interest in the CTO Rule 144A Global Security (CUSIP No. _________) to be held with the DTC in the name of [insert name of transferee].

            In connection with such request, and in respect of such CTOs, the Transferor does hereby certify that such CTOs are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the CTOs and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the CTOs for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and such transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

            This certificate and the statements contained herein are made for the benefit of the Trustee, the benefit of the Transferor and the initial purchaser.

                              [Insert Name of Transferor]



                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

Dated:             ,
      -------------  -----